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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2003

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11377 (Commission File Number)	31-1385023 (IRS Employer Identification No.)
139 East Fourth Street Cincinnati, Ohio (Address of Principal Executive Offices)	45202 (Zip Code)

(513) 421-9500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit Number	Description
99	Press Release of Cinergy Corp. dated January 23, 2003.

Item 9.    Regulation FD Disclosure.

        On January 23, 2003, Cinergy Corp. issued a press release relating to its fourth quarter and full year 2002 earnings. A copy of the press release is attached as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.
Dated: January 31, 2003	By:	/s/ WENDY L. AUMILLER
	Name:	Wendy L. Aumiller
	Title:	Treasurer

EXHIBIT INDEX

Exhibit	Description
99	Press Release of Cinergy Corp. dated January 23, 2003

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX